UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:

3/31

Date of reporting period:9/30/07

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE PFW WATER FUND

THE MONTECITO FUND

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2007

Dear Shareholder,

We have many exciting updates for our shareholders.  The Montecito Fund enters its third year under the helm of Blake Todd.  Blake has done a tremendous job of implementing his investment style, the combination of investments in common stocks, real estate and fixed income.  Over time, we believe this investment style will take on less risk than the overall stock market while capturing much of the returns of the overall stock market.  The volatility of the financial markets has substantially increased this year as compared to prior years.  During volatile markets, risk control is imperative.  Additionally, the Montecito Fund pays a generous quarterly dividend to its shareholders. As always, Blake’s letter on the following pages is a must read for all shareholders.  His insights are always thought provoking.

Our newest fund is the PFW Water Fund.  Neil Berlant is now managing this F und, formerly known as the Bender Growth Fund.  The expense ratio of this F und has been reduced dramatically from the expense ratio of its predecessor fund.  The PFW Water Fund will invest shareholder monies in water-related companies.  There is little doubt that investing in water-related companies will remain a topic of intense investor interest for many years to come.  Areas around the world are suffering either from drought or the inability to create enough potable water for surrounding population bases.  Neil has been investing in water-related industries for many years with great success.  It is ironic that something that is essential to human life has remained mostly under the investment radar until recently.  Neil has been a frequent guest on CNBC and has been featured in many news articles.  Please read his accompanying letter to our shareholders.

The Montecito Fund and PFW Water Fund offer sensible investment alternatives for our current shareholders and future shareholders.  From the lower volatility and the generous quarterly dividend payments of the Montecito Fund to the vast array of worldwide investment opportunities offered in the PFW Water Fund, our shareholders have two premier investment vehicles for their investment dollars.  Our current size offers one of the great opportunities available to our shareholders.  Both Blake and Neil are available for client calls and meetings.  Their investment insights are compelling.  Blake may be reached at (888) 806-8633 and Neil may be contacted at (213) 244-9245.  Please take advantage of their availability.

Thank you very much for your continued business and support of the Santa Barbara Group of Mutual Funds.

Sincerely,

John P. Odell                             Steven W. Arnold

PFW Water Fund

November 2007

Dear Fellow Shareholders of PFW Water Fund,

This is my first communication with the shareholders of the new PFW Water Fund, and in view of that, I thought it would be worthwhile to use this opportunity to formally introduce myself to you and describe my background and qualifications to be the portfolio manager.  I have been in the investment business since 1968, and have been a principal, officer, and founder of several firms.  I have supervised and initiated the publication of numerous investment research reports on the water industry and conducted numerous water industry conferences directed towards top corporate management, the investment community, and private equity and venture capital investors.  In addition, I have consulted to Fortune 500 companies and participated in negotiations concerning mergers, acquisitions, and venture capital investments.  I am quoted frequently in newspapers including the Wall Street Journal, The New York Times, Investor’s Business Daily, and many others.  All of the above mentioned activities have been primarily directed towards the water industry.  In other words, I believe I have a unique and particularly keen familiarity and understanding of the opportunities that are emerging in water today.

This is a time when the media, around the world, on a daily basis are speaking of an impending water crisis that is likely to affect a large share of the world population.  Whether that is overly dramatic or not, is not particularly important.  What is quite clear, however, is that water, its availability, quality, and particularly the economics, are growing in importance and impacting every segment of the economy, and our lives.  Therefore, the effects of water shortages and compromised water quality have a profound impact on all aspects of the world economy.  Some 70% - 90% of all the water consumed on an annual basis is used for irrigating agriculture.  In addition, we are experiencing growing contamination of water sources from waste from humans, industry, and agriculture.  Numerous reports and studies indicate that more than 1.3 million children under the age of four die each year due to diarrhea diseases and another one million due to malaria, both largely caused by water supply and mismanagement.

On a global basis, there is plenty of water.  However, some parts of the world have a great abundance of water while others face recurring and severe droughts.  In addition, some have ample high-quality water, while others have badly polluted water.  Further, some rivers and streams flow full and clean while others have no water for many days of the year.  Complicating the picture are the ever-growing concerns about global warming and a changing climate.  The impact of these things is more far-reaching than we may initially think.  Much of the problem lies in the fact that most people take water for granted, and have little familiarity with its many uses and quality requirements.  There are the obvious uses such as bathing, cooking, drinking, dishwashing, laundry, and toilets.  Then there is the water used for lawns and other landscaping.  These are all large water users, but they pale alongside of the amount of water consumed by agriculture, manufacturing, and the generation of power.  Furthermore, the water quality required for some of the larger uses, such as the generation of power, is ultra-purified, spawning an enormous demand for high-purity water equipment.  Thus, it is clear that the opportunities for investing in this burgeoning industry are growing each day.

September 30, 2007 marked the close of the first quarter of the PFW Water Fund.  On June 1, 2007 I became the portfolio manager of the Fund.  The first thing I did as portfolio manager was to redirect the Fund holdings into a water industry portfolio.  The first few weeks saw the elimination of all of the previously held securities and a steady redeployment of those assets into water industry companies.  Total assets of the Fund have grown consistently since June 1, 2007, with new money coming in from all over the United States.  Performance of the portfolio has generally outperformed the market, with the Fund up 3.58% for the quarter versus up 1.67% for the Dow, up 3.35% for the NASDAQ, down 0.62% for the S&P 500, and up 1.39% for the S&P 100.  During this period of time, markets, in general, have been exceedingly volatile, reflecting concerns about sub-prime loans, the prospect of an economic slowdown, and general geo-political issues.  While I am delighted to boast about our performance, the PFW Water Fund is seeking long-term growth, not short-term trading.   Our focus on water puts us in front of an industry that is facing many years of growth and increasing importance.  As a consequence, we will continue to focus on investments that offer the prospect of multi-year growth and profitability.  I look forward to sharing our progress with you as the year unfolds and as we enter into the next year.

Sincerely,

Neil D Berlant

Neil D. Berlant

Portfolio Manager

The Montecito Fund

October 2007

Dear Fellow Shareholders of The Montecito Fund,

It has been two years now since we took over the portfolio management of the Fund on November 1, 2005, with the net asset value per share being $10.09.  There have been $0.754 in distributions since then and as of October 31, 2007 the net asset value was $11.96.  This has resulted in a total positive rate of return of $2.62 per share or 25.96% over the past two years of our direction of the portfolio.  As of the end of October the portfolio was invested 46% in Stocks, 28% in Real Estate, 22% in Fixed Income and held 4% in Cash.

In last year’s semi-annual report we cautioned that the wonderful returns of 2006 may not be sustainable into the future.  While we hoped that we would have been wrong in that statement, this year has been far less rewarding than last year.  We are gratified that the volatility of the portfolio continues to remain less than the S&P 500 and that we have been able to continue to raise the distribution level of the Fund.  History has shown that the compounding of interest and dividends is one of the most powerful keys to long-term investment success.  We will continue to do our best to generate distributions that will be meaningful to our shareholders over time.

Let me take a moment in this letter to address what has happened since our last communication.  The last six months has been a challenging time in the financial markets, more specifically the credit and debt markets.  The sub-prime mortgages that have been issued with such abandon over the past few years to people who were using their homes to finance their lifestyles and some excess consumption finally have had economics catch up with them – from two fronts.  First the borrowers who were making payments that were not even covering the interest that was accruing on the loans and having the excess interest be added to the principal of the loans each month – negative amortization loans – are seeing their payments rise after the teaser periods come to an end.  This is forcing many of these borrowers to default on loans they could not truly afford in the first place.  While sub-prime loans have historically had a very high default rate, now the rate is significantly higher.  Those people who own these loans are faced with the reality that they will not receive back all that they have lent.  That led to the second part of the economics that was excessive, namely the leveraged ownership of the loans that had been made.  As the loans became less credit worthy, those investors who had used those loans as collateral to borrow additional funds and invest in even more loans, were being forced by the lenders to pay back the borrowed money – otherwise known as margin calls.  The investors who would normally purchase these loans had no way of pricing them given the rising default rates so prices on these loan portfolios spiraled down.   It was a full blown credit crisis that began to impact other lending as well in the commercial paper markets, the leveraged buyout financings, and asset backed CMO’s of all types.

A number of notable hedge funds that used high leverage and derivatives to get incremental rates of return saw huge losses of principal.  Some sub-prime lenders declared bankruptcy and the nation’s largest private lender looked as if it was on the edge of declaring bankruptcy as well.  The stock market caught the contagion and dropped 10% during the summer – the first drop of that magnitude in over four years.  There was the real possibility of the credit markets coming to a complete shut down as the downward spiral seemed to be gathering speed.  Fortunately, the Federal Reserve stepped in between meetings to lower the discount rate and alter the acceptable securities that would be accepted at the reserve to borrow funds. This move on a Friday afternoon in August had the desired affect of calming the markets and, for the moment, stopping the downward spiral.  Now the process of assessment and recovery can begin to take place.  It will not be a quick process and there will be much financial pain to be endured by a number of overleveraged homeowners in our country.  The banks may be able to write off the potential loan losses in their portfolios in one quarter and move on, but many homeowners will not be that fortunate.   As the mortgages reset at higher rates and the payments increase, there will be an impact on many households – and a corresponding impact on sections of the economy as well.

During these times we continue to pay close attention to the events and how they impact the companies in our portfolio.  We are pleased to say we had no companies that were invested in residential real estate or sub-prime residential loans going into these problems.  Further, all of the fixed income investments we owned were AAA rated.  You may recall that we had lowered our exposure of Real Estate to under 20% of the portfolio in the spring.  While the Real Estate that is owned in our REITS is commercial in nature and not residential, they were impacted price wise by the decline overall in the Real Estate marketplace.  However, they all continue to perform according to our expectations and we are confident that our long term holdings will return to higher prices based on the underlying improving fundamentals and dividend distributions of these companies.  With the worst of the sub-prime shock behind us, we have slowly been increasing our REIT exposure back towards a more normal weighting to take advantage of the depressed prices.

The stock market has been remarkably resilient to the troubles in the credit markets.  Perhaps because corporate earnings in the third quarter continued to increase at close to double digit rates.  Perhaps because it traditionally looks forward and anticipates better times ahead.  Whatever the reason, we are confident that the companies we own will continue to perform well and, as they do, the market place will recognize that improved performance with higher prices in the future.  With the increasing dividend income we are receiving, we can afford to be patient long term investors.

The investing disciplines of the Fund dictate that we will be balanced with 15% to 50% in each of the three major asset classes – Stocks, Bonds, and Real Estate.  We shall follow those disciplines and add to them our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the Fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Sincerely,

Blake T. Todd

Portfolio Manager

The Santa Barbara Group of Mutual Funds

PFW Water Fund

Annualized Performance Summary – For Periods Ended September 30, 2007

            Since

6 Months*     1 Year        5 Years        10 Years       Inception**

PFW Water Fund:

Class A Shares:

Without Sales Charges

   9.38%         18.58%       16.99%        N/A

       13.14%

With Sales Charges (1)

   3.10%         11.75%       15.62%        N/A

       12.40%

Class C Shares:

Without Sales Charges

   8.63%         16.82%       15.51%       8.78%

       10.27%

With Sales Charges (2)

   7.63%         15.82%       15.51%       8.78%

       10.27%

Class Y Shares

   9.14%         18.12%       16.72%       9.89%

       11.37%

S&P 500 Index (3)

   8.44%         16.44%       15.45%       6.57%

         8.56%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998, which relates to Class A shares, is 6.66%.

 *  Not annualized.

**  Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1,
     1998.  S&P 500 performance information is since December 10, 1996, and therefore relates to Class C and Class

     Y shares only.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Industry	% of Net Assets	Industry	% of Net Assets
Water Supply	13.37	Pharmaceutical Preparations	3.29%
Industrial Measurement Instruments	9.09	Farm & Machinery Equipment	2.49%
Miscellaneous Manufacturing	7.10	Crop Preparation Services	2.33%
Environmental Control	6.97	Biotechnology	2.14%
Machinery- Diversified	6.08	Chemicals	1.32%
Metal Fabricate	4.92	Special Industry Machinery	0.76%
Agriculture	3.92	Short-Term Investment	34.41%
Healthcare- Products	3.30	Liabilities in Excess of
		Other Assets	(1.49)
		Net Assets	100.0
______________

                                                                * As of September 30, 2007.  Top ten holdings excludes short-term investments.

The Santa Barbara Group of Mutual Funds

The Montecito Fund

Annualized Performance Summary – For Periods Ended September 30, 2007

        Since

6 Months*        1 Year           5 Year              Inception**

The Montecito Fund: (1)

Without Sales Charge

 2.86%             9.50%

11.18%

      4.49%

With Sales Charge (2)

   (3.08)%            3.23%

      9.86%             3.36%

S&P 500

 8.44%           16.44%

15.45%

      8.07%

60% S&P 500/40% Lehman Aggregate Bond        6.13%           12.06%

10.50%             6.91%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

 *  Not annualized.

** The Montecito Fund commenced operations on April 15, 2002.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Lehman Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Composition	% of Net Assets
Common Stock	42.94
Real Estate Investment Trusts	28.83
U.S. Government Agency Obligations	24.20
U.S. Treasury Bonds	2.34
Short-Term Investment	4.33
Liabilities in Excess of Other Assets	(2.64)
Net Assets	100.00

_________________

* As of September 30, 2007.  Top ten holdings excludes short-term investments.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2007

		Market
Security	Shares	Value
COMMON STOCK -67.08%
Agriculture - 3.92%
Cadiz, Inc.*	7,500	$ 141,750
Tejon Ranch Co.*	10,000	414,000
		555,750
Biotechnology - 2.14%
Millipore Corp.*	4,000	303,200

Chemicals - 1.32%
Hawkins, Inc.	13,000	187,200

Crop Preparation Services - 2.33%
J.G. Boswell Co.	400	330,800

Environmental Control - 6.97%
Calgon Carbon Corp.*	20,000	279,200
Met-Pro Corp.	21,000	339,780
Nalco Holding Co.	12,500	370,625
		989,605
Farm & Machinery Equipment - 2.49%
Toro Co.	6,000	352,980

Healthcare - Products - 3.30%
Cantel Medical Corp.*	30,000	468,300

Industrial Measurement Instruments - 9.09%
Badger Meter, Inc.	6,000	192,300
Itron, Inc.*	3,500	325,745
Mesa Laboratories, Inc.	8,481	175,981
O.I. Corp.	10,300	128,750
Watts Water Technologies, Inc.	15,250	468,175
		1,290,951
Machinery - Diversified - 6.08%
Gorman-Rupp Co.	13,500	447,660
Lindsay Corp.	9,500	415,910
		863,570
Metal Fabricate - 4.92%
Mueller Water Products, Inc.	35,000	433,650
Northwest Pipe Co.*	7,000	264,740
		698,390

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2007

		Market
Security	Shares	Value
Miscellaneous Manufacturing - 7.10%
Ameron International, Inc.	4,250	$ 449,523
Crane Co.	3,000	143,910
Pentair, Inc.	12,500	414,750
		1,008,183
Pharmaceutical Preparations - 3.29%
Pall Corp.	12,000	466,800

Special Industry Machinery - 0.76%
Entegris, Inc.*	12,500	108,500

Water Supply - 13.37%
American States Water Co.	2,500	97,500
Aqua America, Inc.	6,000	136,080
BIW, Ltd.	1,500	34,650
California Water Services Group	3,500	134,715
Consolidated Water Co., Inc.	7,500	225,150
Glacier Water Services, Inc.- Pfd, 9.0625%	16,294	407,350
SJW Corp.	10,000	341,400
Southwest Water Co.	27,500	347,325
WorldWater & Power Corp.*	90,000	173,250
		1,897,420

TOTAL COMMON STOCK
(Cost - $9,159,240)		9,521,649

SHORT TERM INVESTMENT - 34.41%
Bank of New York Hamilton Fund- Premier Shares, 5.11% (a)	4,883,528	4,883,528
(Cost - $4,883,528)

Total Investments - 101.49%
(Cost - $14,042,768)		14,405,177
Liabilities in Excess of Cash and Other Assets - (1.49%)		(211,475)
NET ASSETS - 100.00%		$ 14,193,702
*Non-income producing security
(a) Rate shown is the rate in effect at September 30, 2007

                                                               The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2007

		Market
Security	Shares	Value
COMMON STOCK - 42.94%
Banks - 0.28%
Sierra Bancorp	1,306	$ 37,430

Beverages - 2.22%
Anheuser-Busch Companies, Inc.	3,000	149,970
PepsiCo, Inc.	2,000	146,520
		296,490
Building Materials - 0.67%
Cemex SA de CV*	3,000	89,760

Chemicals - 1.06%
Ecolab, Inc.	3,000	141,600

Commercial Services - 3.56%
Macquarie Infrastructure Co.	7,000	270,130
Paychex, Inc.	5,000	205,000
		475,130
Conglomerates - 2.48%
General Electric Co.	8,000	331,200

Consumer Products - 1.63%
Kimberly-Clark Corp.	3,100	217,806

Cosmetics - 0.53%
Procter & Gamble Co.	1,000	70,340

Food - 2.64%
H. J. Heinz Co.	3,000	138,600
Hershey Foods Corp.	1,000	46,410
Kraft Foods, Inc.	3,000	103,530
William Wrigley Jr. Co.	1,000	64,230
		352,770

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2007

		Market
Security	Shares	Value
Insurance - 3.43%
21st Century Holding Co.	20,000	$ 284,000
Arthur J. Gallagher & Co.	6,000	173,820
		457,820
Investment Management - 2.45%
Greenhill & Co., Inc.	1,000	61,050
ING Clarion Global Real Estate	5,000	98,750
T. Rowe Price Group, Inc.	3,000	167,070
		326,870
Media - 0.38%
Mcgraw-Hill Cos., Inc.	1,000	50,910

Medical - 5.65%
Abbott Laboratories	4,000	214,480
Eli Lilly and Co.	2,500	142,325
Johnson & Johnson	4,000	262,800
Roche Holding AG - ADR	1,500	135,529
		755,134
Office Supplies - 0.85%
Avery Dennison Corp.	2,000	114,040

Oil & Gas - 7.36%
ChevronTexaco Corp.	2,500	233,950
Enerplus Resources Fund	4,000	188,800
Pengrowth Energy Trust - Class A	10,000	188,400
Penn West Energy Trust	6,000	186,420
Petrochina	1,000	185,110
		982,680
Retail - Building Products - 1.46%
Home Depot, Inc.	6,000	194,640

Retail - Restaurants - 2.24%
McDonalds Corp.	5,500	299,585

Semiconductor - 0.77%
Intel Corp.	4,000	103,440

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2007

		Market
Security	Shares	Value
Software - 0.42%
Total Systems Service, Inc.	2,000	$ 55,560

Transportation - 2.25%
United Parcel Service, Inc. - Class B	4,000	300,400

U.S Government Agency - 0.61%
Freddie Mac, Pfd, 5%	2,000	82,000

TOTAL COMMON STOCK
(Cost - $5,296,789)		5,735,605

REAL ESTATE INVESTMENT TRUSTS- 28.83%
Apartments - 2.17%
Apartment Investment & Management Co. - Pfd, 7.75%	6,300	155,295
Education Realty Trust, Inc.	10,000	135,000
		290,295
Diversified - 5.52%
Entertainment Properties Trust - Conv Pfd, 5.75%	8,500	180,625
Gladstone Commericial Corp.	5,000	93,500
Investors Real Estate Trust	11,000	118,800
Lexington Realty Trust	4,000	80,040
Lexington Realty Trust - Conv Pfd, 6.50%	6,000	264,285
		737,250
Health Care - 5.54%
Health Care REIT, Inc. - Conv Pfd, 7.50%	7,200	226,800
Medical Properties Trust, Inc.	20,000	266,400
Nationwide Health Properties, Inc.	6,000	180,780
Senior Housing Property Trust	3,000	66,180
		740,160
Hotels - 0.38%
Ashford Hospitality Trust	5,000	50,250

Manufactured Homes - 2.16%
Sun Communities	4,000	120,320
UMH Properties, Inc.	12,000	167,880
		288,200

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2007

		Market
Security	Shares	Value
Mortgage - 0.62%
Rait Investment Trust	10,000	$ 82,300

Office Property - 3.38%
American Financial Realty Trust	15,000	120,750
HRPT Properties Trust	23,000	227,470
Maguire Properties, Inc.	4,000	103,320
		451,540
Single Tenants - 2.19%
National Retail Properties, Inc.	4,000	97,520
Realty Income Corp.	7,000	195,650
		293,170
Storage - 3.20%
Sovran Self Storage, Inc.	5,000	229,200
U-Store-It Trust	15,000	198,000
		427,200
Warehouse - 3.67%
First Industrial Realty Trust, Inc.	5,000	194,350
First Potomac Realty Trust, Inc.	2,000	43,600
Monmouth Real Estate Investment Corp. - Class A	30,000	252,600
		490,550
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost - $3,698,618)		3,850,915
	Principal
	Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.20%
Fannie Mae, 4.00%, due 2/25/08 (a)	$ 200,000	199,239
Fannie Mae, 2.65%, due 6/30/08	200,000	196,929
Fannie Mae, 4.25%, due 5/12/09	200,000	198,846
Fannie Mae, 4.01%, due 10/7/09	200,000	198,106
Fannie Mae, 5.625%, due 10/20/11	250,000	250,108
Fannie Mae, 4.00%, due 12/9/11	250,000	243,356
Fannie Mae, 5.40%, due 3/21/12	300,000	300,250
Federal Home Loan Bank, 3.50%, due 10/22/07	200,000	199,842
Federal Home Loan Bank, 5.00%, due 2/28/08	250,000	249,969
Federal Home Loan Bank, 4.50%, due 10/22/09 (a)	250,000	249,431
Federal Home Loan Bank, 4.73%, due 7/20/10	200,000	199,280
Federal Home Loan Bank, 5.625%, due 3/30/17	300,000	299,741

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2007

	Principal	Market
Security	Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS-
(Continued)- 24.20%
Freddie Mac, 3.25%, due 10/26/07	$ 200,000	$ 199,767
Freddie Mac, 5.75%, due 7/15/35	251,937	248,375
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		3,233,239
(Cost - $3,227,966)

U.S. TREASURY BONDS - 2.34%
U.S. Treasury TIP Bond, 1.875%, due 7/15/15	300,000	312,789
(Cost - $315,247)

SHORT TERM INVESTMENT - 4.33%
Bank of New York Hamilton Fund- Premier Shares, 5.11% (a)	578,037	578,037
(Cost - $578,037)

Total Investments - 102.64%
(Cost - $13,116,657)		13,710,585
Liabilities in Excess of Other Assets - (2.64)%		(352,775)
NET ASSETS - 100.00%		$ 13,357,810

* - Non-Income Producing Security
ADR- American Depositary Receipt
REIT- Real Estate Investment Trust
TIP- Treasury Inflation Protected
(a) Rate shown is the rate in effect at September 30, 2007

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2007

	PFW	Montecito
	Water Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $14,042,768 and $13,116,657,
respectively) (Note 2)	$ 14,405,177	$ 13,710,585
Cash	3,525	-
Receivables:
Capital Stock Sold	19,549	-
Dividends and Interest	27,300	92,824
Other Assets	3,775	-
Total Assets	14,459,326	13,803,409

Liabilities:
Payable for Securities Purchased	238,296	428,159
Dividends Payable	-	670
Accrued Distribution Fees (Note 5)	14,423	7,475
Due to Advisor (Note 3)	5,206	3,002
Other Accrued Expenses and Liabilities	7,699	6,293
Total Liabilities	265,624	445,599

Net Assets	$ 14,193,702	$ 13,357,810

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 232,113 and 1,139,479 shares
outstanding, respectively)	$ 6,709,542	$ 13,357,810

Net Asset Value and Redemption Price Per Class A Share
($6,709,542/232,113 shares and $13,357,810/1,139,479 shares,
respectively)	$ 28.91	$ 11.72

Offering Price Per Share ($28.91/0.9425 and
$11.72/0.9425, respectively)	$ 30.67	$ 12.44

The accompanying notes are an integral part of these financial statements

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)		September 30, 2007

	PFW	Montecito
	Water Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 107,016 shares outstanding)	$ 3,271,822

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($3,271,822/107,016 shares)	$ 30.57

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 153,564 shares outstanding)	$ 4,212,338

Net Asset Value and Offering Price Per Class C Share
($4,212,338/153,564 shares)	$ 27.43

Redemption Price Per Share ($27.43 X 0.99)*	$ 27.16

Composition of Net Assets:
At September 30, 2007, Net Assets consisted of:
Paid-in-Capital	$ 24,733,359	$ 12,227,295
Accumulated Net Investment Income	5,234	3,579
Accumulated Net Realized Gains (Losses) From
Security Transactions	(10,907,300)	533,008
Net Unrealized Appreciation on Investments	362,409	593,928
Net Assets	$ 14,193,702	$ 13,357,810
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS (Unaudited)	For the Six Months Ended September 30, 2007

	PFW	Montecito
	Water Fund	Fund
Investment Income:
Dividend Income	$ 20,122	$ 172,061
Interest Income	120,097	108,361
Total Investment Income	140,219	280,422

Expenses (Notes 3 and 5):
Investment Advisory Fees	28,572	18,983
Service Fees-Class A	15,102	40,496
Service Fees-Class Y	26,598	-
Service Fees-Class C	34,422	-
Distribution Fees-Class A	4,165	15,819
Distribution Fees-Class Y	4,730	-
Distribution Fees-Class C	21,396	-
Total Expenses	134,985	75,298
Net Investment Income	5,234	205,124

Net Realized and Unrealized Gain
on Investments (Note 4):
Net Realized Gains From Security Transactions	4,006,894	181,848
Distributions of Realized Gains by
Other Investment Companies	-	15,607
Net Change in Net Unrealized Depreciation
on Investments	(2,994,773)	(51,058)
Net Realized and Unrealized Gain on Investments	1,012,121	146,397

Net Increase in Net Assets
Resulting From Operations	$ 1,017,355	$ 351,521

The accompanying notes are an integral part of these financial statements

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Operations:
Net Investment Income (Loss)	$ 5,234	$ (479,725)
Net Realized Gain From Security Transactions	4,006,894	5,134,622
Net Change in Unrealized Depreciation
on Investments	(2,994,773)	(6,526,677)
Net Increase (Decrease) in Net Assets
Resulting From Operations	1,017,355	(1,871,780)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(178,637 and 5,024 shares, respectively)	4,994,515	128,877
Cost of Shares Redeemed
(15,190 and 49,013 shares, respectively)	(415,224)	(1,242,835)
Total Class A Transactions	4,579,291	(1,113,958)

Class Y:
Proceeds from Shares Issued
(5,309 and 2,278 shares, respectively)	157,151	62,180
Cost of Shares Redeemed
(62,510 and 108,507 shares, respectively)	(1,825,971)	(2,926,390)
Total Class Y Transactions	(1,668,820)	(2,864,210)

Class C:
Proceeds from Shares Issued
(10,451 and 4,039 shares, respectively)	282,944	101,208
Cost of Shares Redeemed
(46,994 and 290,124 shares, respectively)	(1,231,275)	(7,106,545)
Total Class C Transactions	(948,331)	(7,005,337)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	1,962,140	(10,983,505)

The accompanying notes are an integral part of these financial statements

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months
	Ended	Year Ended
	September 30, 2007	March 31, 2007
	(Unaudited)

Total Increase (Decrease) in Net Assets	$ 2,979,495	$ (12,855,285)

Net Assets:
Beginning of Period	11,214,207	24,069,492
End of Period*	$ 14,193,702	$ 11,214,207

*Includes accumulated undistributed
net investment income of:	$ 5,234	$ -

The accompanying notes are an integral part of these financial statements

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Operations:
Net Investment Income	$ 205,124	$ 216,935
Net Realized Gain From Security Transactions	181,848	492,361
Distributions of Realized Gains by
Other Investment Companies	15,607	33,138
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(51,058)	357,109
Net Increase in Net Assets
Resulting From Operations	351,521	1,099,543

Distributions to Shareholders From:
Net Investment Income ($0.18 and $0.25
per share, respectively)	(201,545)	(217,352)
Net Realized Capital Gains ($0.00 and $0.23
per share, respectively)	-	(207,697)
	(201,545)	(425,049)
Capital Share Transactions:
Proceeds from Shares Issued
(116,449 and 393,010 shares, respectively)	1,365,606	4,419,557
Reinvestment of Dividends
(17,118 and 35,148 shares, respectively)	200,094	401,305
Cost of Shares Redeemed
(29,515 and 75,749 shares, respectively)	(342,277)	(843,948)

Net Increase in Net Assets From
Capital Share Transactions	1,223,423	3,976,914

Total Increase in Net Assets	1,373,399	4,651,408

Net Assets:
Beginning of Period	11,984,411	7,333,003
End of Period*	$ 13,357,810	$ 11,984,411

*Includes accumulated undistributed
net investment income of:	$ 3,579	$ -

The accompanying notes are an integral part of these financial statements

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class A Shares

	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2007	2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 26.43	$ 27.92	$ 22.89	$ 23.40	$ 15.36	$ 22.13

Income (Loss) From Operations:
Net investment income (loss)	0.18	(0.45)	(0.44)	(0.38)	(0.36)	(0.29)
Net gain (loss) from securities
(both realized and unrealized)	2.30	(1.04)	5.47	(0.13)	8.40	(6.48)
Total from operations	2.48	(1.49)	5.03	(0.51)	8.04	(6.77)

Net Asset Value,
End of Period	$ 28.91	$ 26.43	$ 27.92	$ 22.89	$ 23.40	$ 15.36

Total Return (b)	9.38%	(5.34)%	21.97%	(2.18)%	52.34%	(30.59)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 6,710	$ 1,815	$ 3,146	$ 3,773	$ 5,110	$ 3,729
Ratio of expenses
to average net assets (c)	1.66%	1.86%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income
(loss) to average net assets (c)	1.27%	(1.78)%	(1.76)%	(1.68)%	(1.73)%	(1.75)%
Portfolio turnover rate	119.96%	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class Y Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2007	2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 28.01	$ 29.70	$ 24.40	$ 24.98	$ 16.41	$ 23.69

Income (Loss) From Operations:
Net investment income (loss)	0.01	(0.57)	(0.53)	(0.44)	(0.42)	(0.33)
Net gain (loss) from securities
(both realized and unrealized)	2.55	(1.12)	5.83	(0.14)	8.99	(6.95)
Total from operations	2.56	(1.69)	5.30	(0.58)	8.57	(7.28)

Net Asset Value,
End of Period	$ 30.57	$ 28.01	$ 29.70	$ 24.40	$ 24.98	$ 16.41

Total Return (b)	9.14%	(5.69)%	21.72%	(2.32)%	52.22%	(30.73)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,272	$ 4,599	$ 8,031	$ 12,009	$ 18,735	$ 11,977
Ratio of expenses
to average net assets (c)	2.14%	2.22%	2.07%	1.99%	1.97%	2.00%
Ratio of net investment income
(loss) to average net assets (c)	0.08%	(2.13)%	(1.99)%	(1.82)%	(1.85)%	(1.90)%
Portfolio turnover rate	119.96%	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2007	2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 25.25	$ 27.07	$ 22.48	$ 23.25	$ 15.44	$ 22.54

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.78)	(0.74)	(0.64)	(0.61)	(0.50)
Net gain (loss) from securities
(both realized and unrealized)	2.29	(1.04)	5.33	(0.13)	8.42	(6.60)
Total from operations	2.18	(1.82)	4.59	(0.77)	7.81	(7.10)

Net Asset Value,
End of Period	$ 27.43	$ 25.25	$ 27.07	$ 22.48	$ 23.25	$ 15.44

Total Return (b)	8.63%	(6.72)%	20.42%	(3.31)%	50.58%	(31.50)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,212	$ 4,800	$ 12,893	$ 14,294	$ 17,263	$ 12,040
Ratio of expenses
to average net assets (c)	3.11%	3.31%	3.11%	3.03%	3.02%	3.07%
Ratio of net investment loss
to average net assets (c)	(0.82)%	(3.22)%	(3.02)%	(2.86)%	(2.90)%	(2.97)%
Portfolio turnover rate	119.96%	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund
	Six Months
	Ended					Period Ended
	September 30,	For the Year Ended March 31,				March 31,
	2007	2007	2006	2005	2004	2003**
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 11.57	$ 10.74	$ 10.24	$ 10.01	$ 7.69	$ 10.00

Income (Loss) From Operations:
Net investment income	0.19	0.26	0.19	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	0.14	1.05	0.40	0.19	2.37	(2.34)
Total from operations	0.33	1.31	0.59	0.23	2.37	(2.23)

Distributions to shareholders from
Net investment income	(0.18)	(0.25)	(0.09)	-	(0.05)	(0.08)
Net realized capital gains	-	(0.23)	-	-	-	-
Total distributions	(0.18)	(0.48)	(0.09)	-	(0.05)	(0.08)

Net Asset Value,
End of Period	$ 11.72	$ 11.57	$ 10.74	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	2.86%	12.33%	5.82%	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 13,358	$ 11,987	$ 7,333	$ 178	$ 192	$ 169
Ratio of expenses
to average net assets (c)	1.19%	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	3.23%	2.42%	1.82%	0.39%	0.05%	1.29%
Portfolio turnover rate	27.65%	33.37%	68.05%	120.02%	290.23%	0.28%
__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)                      September 30, 2007

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund (formerly known as the Bender Growth Fund) and the Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of September 30, 2007.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)                      September 30, 2007

securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)                      September 30, 2007

New Accounting Pronouncements – Effective September 30, 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  At this time management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Fund Manager”). Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors.  Under the Advisor Agreements, the Fund Manager receives monthly fees calculated at the annual rates of  0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.   For the six months ended September 30, 2007, the Fund Manager received advisory fees of $28,572 and $18,983 from the PFW Water Fund and Montecito Fund, respectively.

Prior to June 1, 2007, the PFW Water Fund was known as the Bender Growth Fund and was sub-advised by Robert Bender & Associates, Inc. ("Bender & Associates").  Pursuant to a sub-advisory agreement then in place, Bender & Associates was entitled to receive a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets from the Fund Manager.  Bender & Associates had agreed that no monthly

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)                      September 30, 2007

fees would be paid to Bender & Associates for the first $10 million in average daily net assets.  Bender & Associates and the Fund later agreed that, effective August 1, 2005, Bender & Associates would receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate daily net assets greater than $10,000,000.  The sub-advisory agreement between the Fund Manager and Bender & Associates was not renewed and the Fund Manager began managing the Fund without a sub-advisor on June 1, 2007.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Fund Manager, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the six months ended September 30, 200, the Distributor received approximately $36,307 in commissions from the sale of fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW Water Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.75% of average daily net assets.  Prior to August 1, 2007, the PFW Water Fund paid the Fund manager the following fees:  1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For the six months ended September 30, 2007, The Fund Manager received service fees of $76,122 from the PFW Water Fund.  Under the terms of the Operating Service Agreement, the Montecito Fund  pays the Fund Manager a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the six months ended September 30, 2007, the Fund Manager received service fees of $40,496 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                       September 30, 2007

monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS.

Pursuant to a service agreement with the Company, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, FCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

John P. Odell and Steven W. Arnold are officers and directors of the Fund Manager, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that previously provided marketing services to Bender & Associates.   Bender & Associates paid RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.  Certain officers and/or trustees of the Advisor and GFS are also officers/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2007 were as follows:

	Purchases	Sales
PFW Water Fund	$9,159,240	$11,641,258
Montecito Fund	4,917,836	3,410,400

As of September 30, 2007, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
PFW Water Fund	$561,980	$(199,571)	$362,409
Montecito Fund	835,713	(241,785)	593,928

5.

DISTRIBUTION PLANS

          As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                       September 30, 2007

distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1

fee of up to 0.25% of the average net assets for the Fund.   For the six months ended September 30, 2007, distribution fees of $4,165, $4,730 and $21,396 were paid for the PFW Water  Fund Class A, Class Y and Class C shares, respectively and $15,819 was paid for the Montecito Fund shares.

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of September 30, 2007, Charles Schwab & Co., Inc. held approximately 34% of the voting securities of PFW Water Fund Class Y shares for the benefit of others.

7.

TAX INFORMATION

The tax character of distributions paid to the Montecito Fund shareholders during the six months ended September 30, 2007, and year ended March 31, 2007, were as follows:

	Six Months Ended September 30, 2007	Year Ended March 31, 2007
Distributions to Shareholders From:
Ordinary Income	$201,545	$382,223
Long-Term Capital Gain	―	42,826
	$201,545	$425,049

The PFW Water Fund had no distributions paid to shareholders during the same time periods.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gains	Capital Loss Carryforward	Unrealized Appreciation
PFW Water Fund	$ ―	$ ―	$(14,914,194)	$3,357,182
Montecito Fund	55,725	279,828	―	644,986

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                       September 30, 2007

As of March 31, 2007, the PFW Water Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013
PFW Water Fund	$6,771,196	$1,784,760	$3,197,676	$3,160,562

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS

The Advisor Agreements for both Funds (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 9, 2007. The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed reports regarding the performance of each Fund as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”) for one-, three- and five-year periods. The Board was informed that an independent company had selected the funds in the Peer Group and compiled the data.  The Board assessed each Fund’s performance, both on an absolute basis and in comparison to each Fund’s Peer Group. It was the consensus of the Board that the recent performance of the Bender Growth Fund (now the PFW Water Fund) was not acceptable.  They agreed that the Adviser’s proposal to engage a new portfolio manager to manage the Fund and allow the sub-advisory agreement to terminate at the end of its term was a reasonable approach to address the performance issues.  As for the Montecito Fund, the Board was satisfied with the Fund’s performance for the year ended March 31, 2007.

Nature, extent and quality of services provided by the Fund Manager. The Board reviewed completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations, and related materials including information regarding the Fund Manager’s personnel, financial condition and operations.  The Board noted the Fund Manager’s business experience and quality of personnel and that it has not been a party to any litigation.  It was the consensus of the Directors that the nature and extent of the services provided by the Fund Manager was consistent with the Board's expectations, and that the quality of the services provided by the Fund Manager remains consistently good.

Cost of the services and the profit to be realized by the Fund Manager and affiliates from the relationship with the Funds.   In this regard, the Fund Manager provided the Board with profit and loss, information for the year ended March 31, 2007 and a balance sheet as of March 31, 2007. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. The Board also considered revenues received by the Distributor, an affiliate of the Fund Manager.   Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board considered revenues received by the Fund Manager and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

Economies of Scale.   It was the consensus of the Board that economies of scale were not a relevant consideration at each Fund’s current asset levels.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that each Agreement should be renewed.

FUND EXPENSES (Unaudited)                              September 30, 2007

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/07)	Ending Account Value (9/30/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/07-9/30/07)
PFW Water Fund
Actual:
Class A	$1,000.00	$1,093.84	1.66%	$8.69
Class Y	1,000.00	1,091.41	2.14%	11.19
Class C	1,000.00	1,086.34	3.11%	16.22
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,016.70	1.66%	$8.37
Class Y	1,000.00	1,014.30	2.14%	10.78
Class C	1,000.00	1,009.45	3.11%	15.62

     FUND EXPENSES (Unaudited) (Continued)      September 30, 2007

	Beginning Account Value (4/1/07)	Ending Account Value (9/30/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/07-9/30/07)
Montecito Fund
Actual	$1,000.00	$1,028.62	1.19%	$6.04
Hypothetical (5% return before expenses)	1,000.00	1,019.05	1.19%	6.01

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The PFW Water Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE PFW WATER FUND THE MONTECITO FUND SEMI-ANNUAL REPORT SEPTEMBER 30, 2007

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics-Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/ John P. Odell

       John P. Odell, Co-Chairman & Co-President

Date

12/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John P. Odell

        John P. Odell, Co-Chairman & Co-President

Date

12/7/07

By (Signature and Title)

/s/ Steven W. Arnold

       Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

12/7/07